UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

NEXPOINT FUNDS II

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Asset Management, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: March 31, 2023

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Funds II

NexPoint Climate Tech Fund

Semi-Annual Report

March 31, 2023

NexPoint Funds II

NexPoint Climate Tech Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

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A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

NexPoint Climate Tech Fund

Objective

NexPoint Climate Tech Fund seeks long-term growth of capital.

Net Assets as of March 31, 2023

$ 10.7 million

Portfolio Data as of March 31, 2023

The information below provides a snapshot of NexPoint Climate Tech Fund at the end of the reporting period. NexPoint Climate Tech Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 03/31/2023(1)%

Utilities	34.7
Industrials	24.5
Materials	22.5
Consumer Staples	7.5
Energy	7.2
Healthcare	1.9
Information Technology	1.3
Real Estate	0.0
Financials	(0.7)
Exchange-Traded Fund	(18.6)
Other Investments and Assets & Liabilities	19.7

Top 10 Holdings as of 3/31/2023(%)(1)(2)

MPM Holdings, Inc. (Common Stock)	11.6
Clearway Energy, Inc. (Common Stock)	4.7
Primo Water Corp. (Common Stock)	4.6
SolarEdge Technologies, Inc. (Common Stock)	4.3
NextEra Energy, Inc. (Preferred Stock)	4.3
Planet Labs PBC (Common Stock)	3.8
Darling Ingredients, Inc. (Common Stock)	3.8
Chart Industries, Inc. (Common Stock)	3.7
Atlantica Sustainable Infrastructure PLC (Common Stock)	3.7
Emeren Group Ltd. (Common Stock)	3.5

(1)	Industries and holdings are calculated as a percentage of total net assets and net of long and short positions.

(2)	Excludes cash equivalents.

Semi-Annual Report	1

FINANCIAL STATEMENTS (unaudited)

March 31, 2023

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2023	NexPoint Climate Tech Fund

Shares		Value ($)

Common Stock - 96.8%

CONSUMER STAPLES - 8.4%
7,000	Darling Ingredients, Inc. (a)(b)	408,800
32,400	Primo Water Corp. (a)	497,340

		906,140

ENERGY - 4.4%
43,200	Clean Energy Fuels Corp. (b)(c)	188,352
9,300	New Fortress Energy, Inc., Class A (a) .	273,699
15,000	Ur-Energy, Inc. (b)	15,900

		477,951

HEALTHCARE - 1.9%
23,381	Heron Therapeutics, Inc. (a)(b)	35,305
64,770	Paratek Pharmaceuticals, Inc. (b)	164,516

		199,821

INDUSTRIALS - 25.8%
3,000	Advanced Drainage Systems, Inc. (a)	252,630
12,600	Bloom Energy Corp., Class A (a)(b)(c)	251,118
3,200	Chart Industries, Inc. (a)(b)	401,280
83,500	Emeren Group Ltd. ADR (b)	371,575
10,000	FREYR Battery (b)	88,900
39,000	Genuit Group PLC	134,538
1,229	MasTec, Inc. (a)(b)	116,067
2,246	NEXTracker, Inc., Class A (b)	81,440
105,000	Planet Labs PBC (b)(c)	412,650
10,000	Shoals Technologies Group, Inc., Class A (b)	227,900
32,000	Stem, Inc. (b)(c)	181,440
12,600	Sunrun, Inc. (a)(b)	253,890

		2,773,428

INFORMATION TECHNOLOGY - 4.3%
1,530	SolarEdge Technologies, Inc. (a)(b)	465,044

MATERIALS - 23.9%
28,050	Aspen Aerogels, Inc. (a)(b)	208,972
2,000	Crown Holdings, Inc.	165,420
25,000	Ecovyst, Inc. (a)(b)	276,250
3,200	Freeport-McMoRan, Inc.	130,912
5,600	Minerals Technologies, Inc. (a)	338,352
6,982	MP Materials Corp. (b)(c)	196,823
250,000	MPM Holdings, Inc. (b)(d)	1,250,000

		2,566,729

REAL ESTATE - 0.0%
10,266	Spirit MTA, REIT (e)	1,018

UTILITIES - 28.1%
7,000	AES Corp.(a)	168,560
48,650	Altus Power, Inc., Class A (a)(b)	266,602
13,500	Atlantica Sustainable Infrastructure PLC (a)	399,060
11,400	Brookfield Renewable Partners L.P. (a)	359,214
16,000	Clearway Energy, Inc., Class C	501,280
3,100	Constellation Energy Corp. (a)	243,350
5,600	NextEra Energy Partners L.P.	340,200

Shares		Value ($)

Common Stock (continued)
2,375	Orsted	202,889
12,920	Sunnova Energy International, Inc. (a)(b)(c)	201,810
14,000	Vistra Corp.	336,000

		3,018,965

	Total Common Stock (Cost $11,194,783)	10,409,096

Preferred Stock - 6.6%

UTILITIES - 6.6%
14,737	Brookfield Renewable Partners L.P. 5.00% (f)(g)	243,920
10,000	NextEra Energy, Inc. 6.93%, 09/01/2025	463,500

		707,420

	Total Preferred Stock (Cost $739,373)	707,420

Master Limited Partnership - 2.8%

ENERGY - 2.8%
24,072	Energy Transfer L.P. (a)	300,178

	Total Master Limited Partnership (Cost $260,241)	300,178

Exchange-Traded Fund - 1.5%
35,300	ProShares Ultra VIX Short-Term Futures ETF (b)(c)	164,145

	Total Exchange-Traded Fund (Cost $241,291)	164,145

Contracts

Purchased Put Options (b) - 0.1%
17	Total Purchased Put Options (Cost $20,623)	7,417

Purchased Call Options (b) - 0.0%
5	Total Purchased Call Options (Cost $3,103)	4,490

Warrants - 0.0%

Units

ENERGY - 0.0%
15,000	Ur-Energy, Inc., Expires 10/08/2023 (b)	—

	Total Warrants (Cost $150)	—

See Glossary on page 6 for abbreviations along with accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2023	NexPoint Climate Tech Fund

Principal Amount ($)/Shares		Value ($)

Repurchase Agreements (h)(i) - 4.1%
249,000	RBC 0.482%, dated 03/31/2023 to be repurchased on 04/03/2023, repurchase price $249,010 (collateralized by U.S. Government obligations, ranging in par value $0 - $51,348, 0.000% - 6.375%, 04/06/2023 - 02/20/2053; with total market value $253,980)	249,000
191,545	Bank of America Securities, Inc. 0.482%, dated 03/31/2023 to be repurchased on 04/03/2023, repurchase price $191,553 (collateralized by U.S. Government obligations, ranging in par value $3,881 - $92,076, 1.500% - 3.000%, 11/01/2049 - 02/01/2051; with total market value $195,376)	191,545

	Total Repurchase Agreements (Cost $440,545)	440,545

Cash Equivalents - 1.0%

MONEY MARKET FUND (j) - 1.0%
109,143	Dreyfus Treasury Obligations Cash Management, Institutional Class 4.690%	109,143

	Total Cash Equivalents (Cost $109,143)	109,143

Total Investments - 112.9%		12,142,434

(Cost $13,009,252)

Securities Sold Short - (27.4)%

Exchange-Traded Funds - (20.1)%
(6,500)	First Trust NASDAQ Clean Edge Green Energy Index Fund	(339,495)
(2,600)	Invesco Solar ETF (k)	(201,838)
(9,200)	iShares U.S. Home Construction ETF	(646,668)
(2,294)	iShares U.S. Infrastructure ETF	(85,612)
(4,300)	iShares U.S. Real Estate ETF	(365,070)
(6,500)	Materials Select Sector SPDR Fund	(524,290)

	Total Exchange-Traded Funds (Proceeds $2,101,206)	(2,162,973)

Common Stock - (7.3)%

CONSUMER STAPLES - (0.9)%
(550)	WD-40 Co.	(97,927)

FINANCIALS - (0.7)%
(7,000)	Blue Owl Capital, Inc., Class A	(77,560)

Shares		Value ($)

INDUSTRIALS - (1.3)%
(3,307)	Fluence Energy, Inc., Class A (k)	(66,967)
(600)	TFI International, Inc.	(71,574)

		(138,541)

INFORMATION TECHNOLOGY - (3.0)%
(800)	First Solar, Inc. (k)	(174,000)
(1,000)	Universal Display Corp.	(155,130)

		(329,130)

MATERIALS - (1.4)%
(2,000)	Southern Copper Corp.	(152,500)

	Total Common Stock (Proceeds $712,720)	(795,658)

	Total Securities Sold Short - (27.4)% (Proceeds $2,813,926)	(2,958,631)

Other Assets & Liabilities, Net - 14.5% (l)		1,562,657

Net Assets - 100.0%		10,746,460

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $5,119,956.
(b)	Non-income producing security.
(c)

Securities (or a portion of securities) on loan. As of March 31, 2023, the fair value of securities loaned was $740,049. The loaned securities were secured with cash and/or securities collateral of $762,320. Collateral is calculated based on prior day’s prices.

(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith By the Fund’s Investment Adviser under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MPM Holdings, Inc.	Common Stock	5/15/2019	$—	$1,250,000	11.6%

(e)

Securities with a total aggregate value of $1,018, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(f)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2023.

(g)	Perpetual security with no stated maturity date.
(h)	Tri-Party Repurchase Agreement.
(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of March 31, 2023 was $440,545.
(j)	Rate reported is 7 day effective yield.
(k)	No dividend payable on security sold short.
(l)	As of March 31, 2023, $2,903,941 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

4	See Glossary on page 6 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2023	NexPoint Climate Tech Fund

Purchased options contracts outstanding as of March 31, 2023 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
FedEx Corp.	$217.00	Pershing	April 2023	5	$114,245	$2,653	$325
Tesla, Inc.	175.00	Pershing	May 2023	12	248,952	17,970	7,092

						$20,623	$7,417

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
FedEx Corp.	$220.00	Pershing	April 2023	5	$114,245	$3,103	$4,490

Written options contracts outstanding as of March 31, 2023 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Tesla, Inc.	$135.00	Pershing	May 2023	(12)	$(248,952)	$(5,729)	$(1,392)

See Glossary on page 6 for abbreviations along with accompanying Notes to Financial Statements.	5

GLOSSARY (abbreviations that may be used in the preceding statements):

Other Abbreviations:
ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust

6	Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2023 (unaudited)	NexPoint Funds II

NexPoint Climate Tech Fund ($)
Assets
Investments, at value†	11,592,746
Cash equivalent (Note 2)	109,143
Repurchase agreements, at value	440,545
Cash	13,792
Restricted Cash — Securities Sold Short (Note 2)	2,903,941
Foreign currency	6
Foreign tax reclaim receivable	1,094
Receivable for
Investment sold	47,778
Dividends and interest	2,013
Investment advisory and administration fees (Note 6)	19,316
Prepaid expenses and other assets	49,020

Total assets	15,179,394

Liabilities:
Securities sold short, at value (Note 2) (Proceeds from securities sold short $2,813,926)	2,958,631
Written options contracts, at value (Note 3)	1,392
Due to broker for securities sold short	943,980

Payable for
Collateral from securities loaned (Note 4)	440,545
Investments purchased	27,430
Audit fees	18,200
Transfer agent fees	15,090
Accounting services fees	8,162
Fund shares redeemed	3,933
Distribution and shareholder servicing fees (Note 6)	2,442
Trustees fees	412
Interest expense and commitment fee payable (Note 6)	350
Accrued dividends on securities sold short	210
Accrued expenses and other liabilities	12,157

Total liabilities	4,432,934

Net Assets	10,746,460

See accompanying Notes to Financial Statements.	7

STATEMENT OF ASSETS AND LIABILITIES (continued)

As of March 31, 2023 (unaudited)	NexPoint Funds II

NexPoint Climate Tech Fund ($)

Net Assets Consist of:
Paid-in capital	26,932,297
Total accumulated loss	(16,185,837)

Net Assets	10,746,460

Investments, at cost	12,459,564
Cash equivalents, at cost (Note 2)	109,143
Repurchase agreements, at cost	440,545
Foreign currency, at cost	6
Written option premiums received	5,729
† Includes fair value of securities on loan	740,049

Class A:
Net assets	8,338,930
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,280,276
Net asset value per share(a)(b)	6.51
Maximum offering price per share(c)	6.91

Class C:
Net assets	748,330
Shares outstanding ($0.001 par value; unlimited shares authorized)	209,159
Net asset value and offering price per share(a)	3.58

Class Y:
Net assets	1,659,200
Shares outstanding ($0.001 par value; unlimited shares authorized)	221,986
Net asset value, offering and redemption price per share	7.47

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

8	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended March 31, 2023 (unaudited)	NexPoint Funds II

NexPoint Climate Tech Fund ($)
Investment Income:
Income:
Dividends from unaffiliated issuers	112,802
Dividends from affiliated issuers (Note 9)	12,294
Securities lending income (Note 4)	2,229
Interest from unaffiliated issuers	56,296
Less: Foreign taxes withheld	(2,012)

Total income	181,609

Expenses:
Investment advisory (Note 6)	59,631
Distribution and shareholder service fees: (Note 6)
Class A	11,983
Class C	4,029
Accounting services fees	15,429
Transfer agent fees	35,134
Legal fees	6,831
Registration fees	32,955
Audit fees and tax compliance	18,200
Insurance	1,632
Trustees fees (Note 6)	2,297
Reports to shareholders	32,100
Custodian/wire agent fees	13,698
Dividends and fees on securities sold short (Note 2)	17,142
Other	6,467

Total expenses before waiver and reimbursement	257,528
Less: Expenses waived or borne by the adviser and administrator	(159,103)

Net expenses	98,425

Net investment income	83,184

Net Realized and Unrealized Gain (Loss) on Investments Realized gain (loss) on:
Investments from unaffiliated issuers	(281,643)
Investments in affiliated issuers (Note 9)	156,846
Securities sold short (Note 2)	292,991
Written options contracts (Note 3)	42,653
Foreign currency related transactions	(3,020)

Net realized gain	207,827

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(46,836)
Investments in affiliated issuers (Note 9)	1,689
Securities sold short (Note 2)	(305,835)
Written options contracts (Note 3)	4,337
Foreign currency related translations	74

Net change in unrealized appreciation (depreciation)	(346,571)

Net realized and unrealized gain (loss)	(138,744)

Total decrease in net assets resulting from operations	(55,560)

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Funds II

	NexPoint Climate Tech Fund

	Six Months Ended March 31, 2023 (unaudited) ($)	Year Ended September 30, 2022 ($)
Increase (Decrease) in Net Assets Resulting from
Operations:
Net investment income (loss)	83,184	(21,903)
Net realized gain (loss)	207,827	(494,276)
Net change in unrealized appreciation (depreciation)	(346,571)	(751,299)

Net decrease in net assets resulting from operations	(55,560)	(1,267,478)

Share transactions:
Proceeds from sale of shares
Class A	132,270	2,467,372
Class C	—	3,950
Class Y	35,613	1,527,169
Cost of shares redeemed
Class A	(2,408,929)	(2,498,696)
Class C	(49,534)	(130,238)
Class Y	(787,476)	(1,167,468)

Net increase (decrease) from shares transactions	(3,078,056)	202,089

Total decrease in net assets	(3,133,616)	(1,065,389)

Net Assets
Beginning of period	13,880,076	14,945,465

End of period	10,746,460	13,880,076

CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	20,239	323,467
Shares redeemed	(359,225)	(336,865)

Net decrease in fund shares	(338,986)	(13,398)

Class C:
Shares sold	—	959
Shares redeemed	(13,789)	(31,607)

Net decrease in fund shares	(13,789)	(30,648)

Class Y:
Shares sold	4,687	174,928
Shares redeemed	(101,807)	(133,529)

Net increase (decrease) in fund shares	(97,120)	41,399

10	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2023 (unaudited)	NexPoint Climate Tech Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(55,560)

Adjustments to Reconcile Decrease in Net Assets to Net Cash Provided by Operating Activities:
Proceeds from disposition of investment securities from affiliated issuers	3,292,158
Purchases of investment securities from unaffiliated issuers	(9,668,799)
Proceeds from disposition of investment securities from unaffiliated issuers	7,306,371
Proceeds from securities sold short	(5,070,770)
Purchases of repurchase agreements, net	(46,363)
Purchases to cover securities sold short	6,370,695
Net proceeds received on written options contracts	48,382
Net realized (gain) loss on Investments from unaffiliated issuers	281,643
Net realized (gain) loss on Investments from affiliated issuers	(156,846)
Net realized (gain) loss on securities sold short, written options contracts and foreign currency related transactions	(332,624)
Net change in unrealized (appreciation) depreciation on unaffiliated investments, affiliated investments, securities sold short, written options contracts and foreign currency related transactions	346,571
(Increase) Decrease in receivable for investments sold	608,542
(Increase) Decrease in due from broker	156,191
(Increase) Decrease in receivable for dividends and interest	23,196
(Increase) Decrease in foreign tax reclaim receivable	(1,094)
(Increase) Decrease in receivable from related parties	22,090
(Increase) Decrease in prepaid expenses and other assets	(12,767)
Increase (Decrease) in payable for collateral from securities loaned	46,363
Increase (Decrease) in due to broker	943,980
Increase (Decrease) in payable for investments purchased	(236,528)
Increase (Decrease) in payable for accounting services fees	6,750
Increase (Decrease) in payable for trustee fees	337
Increase (Decrease) in payable for distribution and shareholder servicing fees	(747)
Increase (Decrease) in payable for transfer agent fees	(3,282)
Increase (Decrease) in payable for audit fees	18,200
Increase (Decrease) in accrued dividends on short sales	210
Increase (Decrease) in payable for commitment fees	350
Increase (Decrease) in accrued expenses and other liabilities	(8,938)

Net cash flow provided by operating activities	3,877,711

Cash Flows Used In Financing Activities:
Payments of shares redeemed	(3,242,006)
Proceeds from shares sold	170,250

Net cash flow used in financing activities	(3,071,756)

Effect of exchange rate changes on cash	(2,946)

Net Increase in Cash, Cash Equivalents and Restricted Cash	803,009

Cash Equivalent, Cash, Restricted Cash, and Foreign Currency:
Beginning of period	2,223,873

End of period	3,026,882

End of Period Cash Balances:
Cash equivalent	109,143
Cash	13,792
Restricted Cash	2,903,941
Foreign Currency	6

End of period	3,026,882

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense and commitment fees	(350)

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

NexPoint Climate Tech Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended March 31, 2023 (unaudited)	For the Years Ended September 30,
		2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$6.59	$7.15	$4.19	$12.05	$14.02	$15.23

Income from Investment Operations:

Net investment income (loss)(a)	0.05	(0.01)	(0.01)	(0.03)	(0.02)	(0.05)

Net realized and unrealized gain (loss)	(0.13)	(0.55)	3.04	(6.70)	(0.16)	1.21

Total from Investment Operations	(0.08)	(0.56)	3.03	(6.73)	(0.18)	1.16

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.05)	—	—	(0.03)

From net realized gains	—	—	—	(1.13)	(1.79)	(2.34)

From return of capital	—	—	(0.02)	—	—	—

Total distributions declared to shareholders	—	—	(0.07)	(1.13)	(1.79)	(2.37)

Net Asset Value, End of Period(b)	$6.51	$6.59	$7.15	$4.19	$12.05	$14.02

Total Return(b)(c)	(1.21)%	(7.83)%	72.74%	(61.72)%	1.17%	9.50%

Ratios to Average Net Assets:(d)

Net Assets, End of Period (000’s)	$8,339	$10,664	$11,672	$9,059	$29,719	$36,072

Gross expenses(e)(f)	4.09%	3.25%	3.33%	4.28%	3.53%	2.94%

Net investment income (loss)	1.38%	(0.13)%	(0.13)%	(0.36)%	(0.17)%	(0.36)%

Portfolio turnover rate	82%	32%	—%	15%	12%	38%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2023 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(f)	1.56%	1.26%	1.45%	2.33%	2.69%	2.34%

Interest expense and commitment fees	—%	0.03%	0.17%	0.93%	1.26%	0.67%

Dividends and fees on securities sold short	0.27%	0.03%	—%	—%	0.06%	0.26%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period, which resulted in a 0.20% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

NexPoint Climate Tech Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended March 31, 2023 (unaudited)	For the Years Ended September 30,
		2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$3.63	$3.97	$2.34	$7.27	$9.35	$11.01

Income from Investment Operations:

Net investment income (loss)(a)	0.01	(0.04)	(0.03)	(0.05)	(0.07)	(0.11)

Net realized and unrealized gain (loss)	(0.06)	(0.30)	1.69	(3.75)	(0.22)	0.79

Total from Investment Operations	(0.05)	(0.34)	1.66	(3.80)	(0.29)	0.68

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.02)	—	—	—

From net realized gains	—	—	—	(1.13)	(1.79)	(2.34)

From return of capital	—	—	(0.01)	—	—	—

Total distributions declared to shareholders	—	—	(0.03)	(1.13)	(1.79)	(2.34)

Net Asset Value, End of Period(b)	$3.58	$3.63	$3.97	$2.34	$7.27	$9.35

Total Return(b)(c)	(1.38)%	(8.56)%	71.54%	(62.04)%	0.44%	8.64%

Ratios to Average Net Assets:(d)

Net Assets, End of Period (000’s)	$748	$809	$1,006	$833	$3,233	$4,323

Gross expenses(e)(f)	4.84%	4.00%	4.08%	5.03%	4.25%	3.69%

Net investment income (loss)	0.54%	(0.88)%	(0.87)%	(1.06)%	(0.93)%	(1.12)%

Portfolio turnover rate	82%	32%	—%	15%	12%	38%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2023 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(f)	2.31%	2.01%	2.20%	3.08%	3.44%	3.09%

Interest expense and commitment fees	—%	0.03%	0.17%	0.93%	1.26%	0.67%

Dividends and fees on securities sold short	0.27%	0.03%	—%	—%	0.06%	0.26%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period, which resulted in a 0.20% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS (concluded)

NexPoint Climate Tech Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended March 31, 2023 (unaudited)	For the Years Ended September 30,
		2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$7.54	$8.17	$4.78	$13.56	$15.48	$16.59

Income from Investment Operations:

Net investment income (loss)(a)	0.05	0.01 (b)	0.01 (b)	0.01	0.02	(0.02)

Net realized and unrealized gain (loss)	(0.12)	(0.64)	3.46	(7.66)	(0.15)	1.31

Total from Investment Operations	(0.07)	(0.63)	3.47	(7.65)	(0.13)	1.29

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.05)	—	—	(0.06)

From net realized gains	—	—	—	(1.13)	(1.79)	(2.34)

From return of capital	—	—	(0.03)	—	—	—

Total distributions declared to shareholders	—	—	(0.08)	(1.13)	(1.79)	(2.40)

Net Asset Value, End of Period(c)	$7.47	$7.54	$8.17	$4.78	$13.56	$15.48

Total Return(c)(d)	(0.93)%	(7.71)%	73.28%	(61.63)%	1.40%	9.55%

Ratios to Average Net Assets:(e)

Net Assets, End of Period (000’s)	$1,659	$2,407	$2,268	$1,634	$11,618	$10,606

Gross expenses(f)(g)	3.84%	3.00%	3.08%	4.03%	3.29%	2.71%

Net investment income (loss)	1.39%	0.14%	0.11%	0.08%	0.13%	(0.15)%

Portfolio turnover rate	82%	32%	—%	15%	12%	38%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income (loss) for the period due to class specific distribution and shareholder service fees charged to Class A and Class C (see Note 6).

(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2023 (unaudited)	For the Years Ended June 30,
		2022	2021	2020	2019	2018

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(f)	1.31%	1.01%	1.20%	2.08%	2.44%	2.10%

Interest expense and commitment fees	—%	0.03%	0.17%	0.93%	1.26%	0.68%

Dividends and fees on securities sold short	0.27%	0.03%	—%	—%	0.06%	0.25%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period, which resulted in a 0.20% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

14	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

March 31, 2023	NexPoint Funds II

Note 1. Organization

NexPoint Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises one portfolio that is currently being offered. This report covers information for the six months ended March 31, 2023 for the NexPoint Climate Tech Fund (the “Fund”).

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which the expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
NexPoint Climate Tech Fund	5.75

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. Purchases of $1 million or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards

Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies established by NexPoint and approved by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with procedures established by NexPoint approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to its fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2023, the Fund’s investments consisted of common stocks, preferred stocks, master limited partnerships, exchange-traded funds, options, warrants, repurchase agreements, cash equivalents, and securities sold short.

The fair value of the Fund’s common stocks, preferred stocks, that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of March 31, 2023 is as follows:

	Total value at March 31, 2023 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs(1) ($)
NexPoint Climate Tech Fund
Assets
Common Stock
Consumer Staples	906,140	906,140	—	—
Energy	477,951	477,951	—	—
Healthcare	199,821	199,821	—	—
Industrials	2,773,428	2,773,428	—	—
Information Technology	465,044	465,044	—	—
Materials	2,566,729	1,316,729	1,250,000	—
Real Estate	1,018	—	—	1,018
Utilities	3,018,965	3,018,965	—	—
Preferred Stock
Utilities	707,420	243,920	463,500	—
Master Limited Partnerships
Energy	300,178	300,178	—	—
Exchange-Traded Fund	164,145	164,145	—	—
Purchased Put Options	7,417	7,417	—	—
Purchased Call Options	4,490	4,490	—	—
Warrants
Energy	—	—	—	—
Repurchase Agreements	440,545	440,545	—	—
Cash Equivalents	109,143	109,143	—	—

Total Assets	12,142,434	10,427,916	1,713,500	1,018

Liabilities
Securities Sold Short
Exchange-Traded Funds	(2,162,973)	(2,162,973)	—	—
Common Stock
Consumer Staples	(97,927)	(97,927)	—	—
Financials	(77,560)	(77,560)	—	—
Industrials	(138,541)	(138,541)	—	—
Information Technology	(329,130)	(329,130)	—	—
Materials	(152,500)	(152,500)	—	—
Written Put Options	(1,392)	(1,392)	—	—

Total Liabilities	(2,960,023)	(2,960,023)	—	—

Total	9,182,411	7,467,893	1,713,500	1,018

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

	Market Value at March 31, 2023	Valuation Technique	Unobservable Inputs	Input Value(s)
NexPoint Climate Tech Fund
Common Stock	$1,018	Liquidation Analysis	Recovery Rate	100%

Total	$1,018

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Return of Capital Reclassification

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund typically declares and pays dividends from investment income annually. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents and restricted cash held at broker(s).

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains and losses. Realized gains and losses and unrealized appreciation and depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $2,903,941 was held with the broker for the Fund. Additionally, securities valued at $5,119,956 were posted in the Fund’s segregated account as collateral. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the six months ended March 31, 2023, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments

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March 31, 2023	NexPoint Funds II

and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The fair value of derivative instruments on the Statements of Assets and Liabilities have the following risk exposure at March 31, 2023:

	Fair Value
Fund	Asset Derivative		Liability Derivative
NexPoint Climate Tech Fund
Equity Price Risk	$11,907	(1)	$(1,392	)(2)

(1)	Statement of Assets and Liabilities location: Investments, at value. Purchased options only.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.

The effect of derivative instruments on the Statements of Operations for the March 31, 2023, is as follows:

	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
NexPoint Climate Tech Fund
Equity Price Risk	$27,147	(1)(2)	$(7,482	)(3)(4)

(1)	Statement of Operations location: Realized gain (loss) on investments. Purchased options only.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments. Purchased options only.
(4)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.

The average monthly volume of derivative activity for the six months ended March 31, 2023 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
NexPoint Climate Tech Fund
Purchased Options Contracts	43	$15,616
Written Options Contracts	(26)	(3,291)

Amounts designated as “—” are $0.

Note 4. Securities Lending

The Fund has a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities, which would be subject to offset as of March 31, 2023:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
NexPoint Climate Tech Fund	$740,049	$440,545	$299,504	$—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Amount designated as “—” is $0.

The value of loaned securities and related collateral outstanding at March 31, 2023 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of March 31, 2023, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Underlying Collateral, as of March 31, 2023

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
NexPoint Climate Tech Fund
Repurchase Agreements	$440,545	$—	$—	$—	$440,545
U.S. Government Securities	—	—	—	321,775	321,775

Total	$440,545	$—	$—	$321,775	$762,320

Amounts designated as “—” are $0.

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fee based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the

U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as a lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences may include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, swap income, constructive sale

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

gain, defaulted bonds, reclass from REITs, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2022, permanent differences chiefly resulting from net operating losses and non-deductible expenses from partnerships were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Distributable Earnings (Accumulated Loss) ($)	Paid-in-Capital ($)
NexPoint Climate Tech Fund	(1,275)	1,275

At September 30, 2022, the Fund’s most recent tax year end, components of distributable earnings (accumulated losses) on a tax basis is as follows:

Fund	Undistributed Income ($)	Undistributed Long-Term Capital Gains ($)	Undistributed Tax-Exempt Income ($)	Other Temporary Differences(1) ($)	Accumulated Capital and Other Losses ($)	Net Tax Appreciation/ (Depreciation)(2) ($)
NexPoint Climate Tech Fund	—	—	—	(570,359)	(15,197,868)	(362,050)

(1)	Other temporary differences are comprised of straddle loss deferrals.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to partnerships.

Amounts designated as “—” are $0.

As of September 30, 2022, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

Fund	No Expiration Short-Term ($)	No Expiration Long-Term ($)	Total ($)
NexPoint Climate Tech Fund	11,903,771	3,253,186	15,156,957

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 is as follows:

	Distributions Paid From:
Fund	Ordinary Income(1) ($)	Long- Term Capital Gains ($)	Return of Capital(2) ($)
NexPoint Climate Tech Fund
2022	—	—	—
2021	108,713	—	62,096

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Amounts designated as “—” are $0.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at March 31, 2023 were as follows:

	Gross Appreciation ($)	Gross Depreciation ($)	Net Appreciation/ (Depreciation) ($)	Federal Tax Cost ($)
NexPoint Climate Tech Fund	1,616,729	(2,628,252)	(1,011,523)	13,009,252

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

For Federal income tax purposes, the cost of investments owned at March 31, 2023 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2022 through September 30, 2022. For the fiscal year ended September 30, 2022, the Fund elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
NexPoint Climate Tech Fund	$—	$40,911

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees Investment Advisory Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with NexPoint for the six months ended March 31, 2023:

Fund	Annual Fee Rate to the Investment Adviser
NexPoint Climate Tech Fund	0.95%

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Administration Fees

On behalf of the Fund, the Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.15%, of average daily net assets attributable to any class of the Fund, (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2024, and may not be terminated prior to this date without the action or consent of the Board.

Additionally, the Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

On March 31, 2023 the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

	Fiscal Years Ended September 30,
Fund	2023 ($)	2024 ($)	2025 ($)
NexPoint Climate Tech Fund	530,038	241,911	309,245

During the six months ended March 31, 2023, the Investment Adviser did not recoup any fees previously waived or

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

reimbursed, and $265,019 of fees previously waived and or reimbursed in the Fund by the Investment Adviser that were eligible for recoupment expired. No other amounts expired or were recouped from the Fund during the six months ended March 31, 2023.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the NexPoint Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Distribution and Shareholder Service Fees

The Fund has a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to NexPoint Securities, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee. The Underwriter received $28 of front-end sales charges from the sale of Class A shares of the Fund during the six months ended March 31, 2023.

Fund	Class A Front End Sales Charges ($)	Class C CDSC Fees ($)
NexPoint Climate Tech Fund	28	—

Amount designated as “—” is $0.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s Prospectus and Statement of Additional Information for a full listing of risks associated with the Fund’s investments.

Climate Tech Companies Risk

The risk that climate tech companies may be more volatile than companies operating in more established industries. Climate tech companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; slowdowns in new construction; and seasonal weather conditions, extreme weather or other natural disasters. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of climate tech companies to pay dividends comparable to those paid by other technology companies. The Fund’s performance relative to the market also may be impacted by whether the climate tech sector is out of favor with investors. Similarly, the Fund’s exclusion of investments in companies other than climate tech companies may adversely affect the Fund’s relative performance at times when those other types of investments are performing well.

Counterparty Risk

The risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

Credit Risk

The risk that the value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Currency Risk

The risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Equity Securities Risk

The risk that stock prices will fall over short or long period of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both the proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk

The risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Growth Investing Risk

The risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Hedging Risk

The risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR discontinuation date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (“IRS”) has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Master Limited Partnership (“MLP”) Risk

The risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund may invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in certain instances. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows and changes in the regulatory environment could adversely affect the profitability of MLPs. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MLP Tax Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be characterized as dividend income to the extent of the

MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Operational and Technology Risk

The risk that cyber-attacks, disruptions or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Other Investment Companies Risk

The risk that when the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

has resulted in and may continue to result in the closing of borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in and may continue to result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES Act provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Fund may invest and future governmental support is not guaranteed.

Real Estate Securities Risk

The risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increase vacancies or declining rents resulting from economic, legal, cultural or technological developments.

REIT-Specific Risk

The risk that an investment in the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes. In the event an investment fails to qualify as a REIT for tax purposes, the REIT will be subject to U.S. federal income tax (as well as state and local taxes) as a C corporation. The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. REITs are also subject to heavy cash flow dependency, defaults by borrowers and liquidity risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemption from registration under the 1940 Act.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2023	NexPoint Funds II

Securities Market Risk

The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk

Involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of 5 return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended March 31, 2023, were as follows:

	U.S Government Securities		Other Securities
Fund	Purchases ($)	Sales ($)	Purchases ($)	Sales ($)
NexPoint Climate Tech Fund	—	—	9,548,028	10,568,204

Amounts	designated as “—” are $0.

Semi-Annual Report	29

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

March 31, 2023	NexPoint Funds II

Note 9. Affiliated Issuers

Under Section 2 (a) (3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of the Fund as of the six months ended March 31, 2023:

NexPoint Climate Tech Fund Issuer	Shares at September 30, 2022	Beginning Value as of September 30, 2022 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of March 31, 2023 $	Shares at March 31, 2023	Affiliated Income $	Cap Gain Distributions $
Majority Owned, Not Consolidated
None
Other Affiliates
NexPoint Residential Trust, Inc. (Common Stock)	28,488	1,316,431	—	(1,275,693)	—	634,534	(675,272)	—	—	—	—
Highland Global Allocation Fund (Registered Investment Company)	37,597	327,846	—	(375,218)	—	(59,785)	107,157	—	—	12,294	—
NexPoint Diversified Real Estate Trust (Real Estate Investment Trust)	118,673	1,489,346	—	(1,641,247)	—	(417,903)	569,804	—	—	—	—
Other Controlled
None

Total	184,758	3,133,623	—	(3,292,158)	—	156,846	1,689	—	—	12,294	—

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

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ADDITIONAL INFORMATION (unaudited)

March 31, 2023	NexPoint Funds II

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund is made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period October 1, 2022 through March 31, 2023, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses:

The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/22 ($)	Ending Account Value 3/31/23 ($)	Annualized Expense Ratios(1) (%)	Expenses Paid During Period(2) ($)

NexPoint Climate Tech Fund
Actual Fund Return
Class A	1,000.00	987.87	1.56	7.73
Class C	1,000.00	986.20	2.31	11.44
Class Y	1,000.00	990.72	1.31	6.50
Hypothetical
Class A	1,000.00	1,017.15	1.56	7.85
Class C	1,000.00	1,013.41	2.31	11.60
Class Y	1,000.00	1,018.40	1.31	6.59

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (182/365).

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ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2023	NexPoint Funds II

Approval of Investment Advisory Agreement

The Fund has retained NexPoint Asset Management, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and NexPoint Funds II (“NFII”) with respect to the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes at a meeting called for such purpose.

During a meeting with the Investment Adviser held on August 19, 2022, and separately with independent counsel on September 1, 2022, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at Board meetings held on September 15-16, 2022 and September 28, 2022.

Following review and discussion of the Agreement and information provided by the Adviser discussed below, at a meeting held on October 21, 20221, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2022. As part of its review process, the Board of Trustees requested, through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to the Agreement, as well as information regarding the Investment Adviser’s oversight

[1]

On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board’s approval of the continuance of the Agreement occurred at a virtual meeting in reliance on the Order.

role over Skyview; (4) information on the internal compliance procedures of each of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. After the August 2022 meeting and throughout the annual contract renewal process, including at the September 15-16, 2022 and September 28, 2022 Board meetings, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of

32	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2023	NexPoint Funds II

Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuance of the Agreement was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements, and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, including in connection with the transitions of certain shared services arrangements, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters would not impact the quality and level of services the Investment Adviser will provide to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2023	NexPoint Funds II

Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal. The Board of Trustees also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports and interactions during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports provided by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices.

The Board of Trustees reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2022 and management’s discussion of the same, including the effect of current market conditions on the Fund’s more-recent performance. The Board of Trustees also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of the Fund, including presentations with the Fund’s portfolio managers.

Among other data relating specifically to the Fund’s performance, the Board of Trustees considered that that the Fund had outperformed the S&P SmallCap 600 Growth Index, as well as the peer group median, for the one-year period ended June 30, 2022, but underperformed the index and peer group median for the three-, five- and ten-year periods ended June 30, 2022. The Board of Trustees also took into

34	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2023	NexPoint Funds II

account the mandate of the Fund as compared to the other funds in its peer group. The Board also took into account management’s discussion of the Fund’s performance, including a discussion of actions taken that could potentially address the Fund’s relative underperformance. The Board took into account that, effective September 14, 2022, the Fund had changed its name and principal investment strategy, as well as its benchmark index, from the Standard & Poor’s Small Cap 600 Growth Index to the MSCI ACWI Index, in order for the index to be more reflective of the Fund’s investment strategy.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with the Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser and whether such fees are appropriate.

The Board of Trustees considered that the Fund’s total net expenses and its advisory fees were higher than its peer group median. The Board took into account management’s discussion of the Fund’s expenses and the amounts waived and/or reimbursed by the Investment Adviser.

The Board of Trustees also considered the so-called “fallout benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees. The Board of Trustees noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board of Trustees took into account the Adviser’s discussion of the fee structure, including that the Fund benefits from a waiver of a portion of its advisory fees, which the Investment Adviser believes can be more effective than breakpoints at controlling overall costs borne by shareholders. The Board also noted the FUSE report, which compared fees among peers, included the Fund’s contractual fee schedule at different asset levels. The Board noted that the Fund’s contractual advisory fee is in the range of than its peer group at all asset levels. The Board of Trustees also noted the current size of the Fund. The Board of Trustees noted that, if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other, as the assets in the Fund grow.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the

Semi-Annual Report	35

ADDITIONAL INFORMATION (unaudited) (concluded)

March 31, 2023	NexPoint Funds II

Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Control Persons and Principal Shareholders

As of March 31, 2023, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. Unless otherwise noted, as of March 31, 2023, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name and Address	Outstanding Shares Held	Percentage of Class (%)
NexPoint Climate Tech Fund — Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	73,696	34.23%

NexPoint Climate Tech Fund — Class Y
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	65,716	29.6%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

36	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Climate Tech Fund. As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpointassetmgmt.com/literature/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-877-665-1287.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.nexpointassetmgmt.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-877-665-1287.

Semi-Annual Report	37

NexPoint Funds II

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

NexPoint Funds II	Semi-Annual Report, March 31, 2023

www.nexpointassetmgmt.com	NFII-SAR-3/23

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to NexPoint Funds II’s (“the Registrant”) Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of such controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT FUNDS II

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2023